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                                                                   EXHIBIT 10(W)

                           VARSITY SPIRIT CORPORATION
                            2525 Horizon Lake Drive
                               Memphis, TN 38133
                             Memphis, TN 38184-1609
                                  901-387-4370
                               Fax: 901-387-4356

June 4, 1996

Kraig Tallman
2525 Horizon Lake Drive
Memphis, TN 38133

RE: Extension of Employment Agreement

Dear Kraig:

     This is to confirm the extension of the term of the Employment Agreement, dated as of September 29, 1989, by and between you and Varsity Spirit Corporation. Section 1 of the Employment Agreement is hereby amended to provide as follows:

     1. Employment. The Company agrees to employ Executive and Executive accepts such employment for the initial period beginning as of the date hereof (September 29, 1989) and ending on September 28, 1997, subject to possible earlier termination pursuant to paragraph 1(d) hereof (the "Employment Period").

     Please indicate your agreement with the amendment set forth above by executing this extension agreement in the space provided below and returning an executed copy of this agreement to the undersigned.
Very truly yours,

/s/ Jeffrey G. Webb

Jeffrey G. Webb
President
Varsity Spirit Corporation

Accepted and agreed to this 4th day of June, 1996

[NAME OF EMPLOYEE]

/s/ Kraig Tallman
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(Signature)